                                                                   EXHIBIT 10.36



                                WARRANT AGREEMENT

                                 by and between

                     HANOVER CAPITAL MORTGAGE HOLDINGS, INC.

                                       and

                         RESIDENTIAL FUNDING CORPORATION

                           Dated as of April ___, 1999
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                                TABLE OF CONTENTS
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Section 1  Issuance and Delivery ..........................................................................................      1
Section 2  Additional Agreements of the Company ...........................................................................      1
           2A.  Registration Rights Agreement .............................................................................      1
           2B.  Securities Law Compliance .................................................................................      1
           2C.  Opinions of the Company's Counsel .........................................................................      1
           2D.  Issuance Documents ........................................................................................      2
           2E.  Proceedings ...............................................................................................      2
           2F.  Expenses ..................................................................................................      2
Section 3  Covenants ......................................................................................................      2
           3A.  Information ...............................................................................................      2
           3B.  Inspection ................................................................................................      3
           3C.  Compliance with Agreements and Resolutions ................................................................      3
           3D.  Current Public Information ................................................................................      3
           3E.  Reservation of Common Stock ...............................................................................      3
           3F.  Repricing of Excluded Warrants ............................................................................      4
           3G.  Cooperation ...............................................................................................      4
Section 4  Transfer of Restricted Securities ..............................................................................      4
           4A.  General Provisions ........................................................................................      4
           4B.  Opinion Delivery ..........................................................................................      4
           4C.  Rule 144A .................................................................................................      4
           4D.  Legend Removal ............................................................................................      4
Section 5  Representations and Warranties of the Company ..................................................................      5
           5A.  Organization and Corporate Power ..........................................................................      5
           5B.  Capital Stock and Related Matters .........................................................................      5
           5C.  Authorization; No Breach ..................................................................................      6
           5D.  Brokerage .................................................................................................      7
           5E.  Governmental Consent, etc .................................................................................      7
           5F.  Closing Time ..............................................................................................      7
           5G.  Reports Filed with the Securities and Exchange Commission .................................................      7
           5H.  Knowledge .................................................................................................      7
Section 6  Definitions ....................................................................................................      7
           6A.  Definitions ...............................................................................................      7
Section 7  Miscellaneous ..................................................................................................      9
           7A.  Expenses ..................................................................................................      9
           7B.  Remedies ..................................................................................................     10
           7C.  Investment Representations ................................................................................     10
           7D.  Consent to Amendments .....................................................................................     10
           7E.  Survival of Representations and Warranties ................................................................     11
           7F.  Successors and Assigns ....................................................................................     11
           7G.  Severability ..............................................................................................     11
           7H.  Counterparts ..............................................................................................     11
           7I.  Descriptive Headings; Interpretation ......................................................................     11
           7J.  Governing Law .............................................................................................     11
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           7K.  Notices ...................................................................................................    11
           7L.  No Strict Construction ....................................................................................    12
           7M.  Indemnification ...........................................................................................    12

Schedules and Exhibits

List of Exhibits
List of Disclosure Schedules

                                WARRANT AGREEMENT

         THIS AGREEMENT is made as of April ___, 1999, by and between Hanover Capital Mortgage Holdings, Inc., a Maryland corporation (the "Company"), and Residential Funding Corporation, a Delaware corporation ("Investor"). Except as otherwise indicated herein, capitalized terms used herein are defined in Section 6 hereof.

         WHEREAS, the Company and Investor are parties to that certain Purchase Price and Terms Letter, dated as of November 10, 1998 (the "Letter Agreement") whereby the Investor confirmed its intent to purchase certain mortgage loans from the Company; and

         WHEREAS, as additional consideration for Investor to enter into the Letter Agreement, the Company agreed in Section 9 of the Letter Agreement to issue the Warrant (as defined below) to Investor;

         NOW, THEREFORE, in consideration of the premises and the representations, warranties, covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

         Section 1. Issuance and Delivery. The Company shall issue and deliver to Investor an instrument evidencing a Stock Purchase Warrant to acquire an aggregate of 299,999 shares of the Company's Common Stock (as defined in the Warrant) containing the terms and conditions and in the form set forth in Exhibit A attached hereto, registered in the name of Investor or its nominee's name, at the offices of Kirkland & Ellis at 10:00 a.m. on April __, 1999 (the "Closing Time"), or at such other place or at such other time and on such other date as may be mutually agreeable to the Company and Investor, but in no event later than April __, 1999. For purposes of this Agreement, "Warrant" shall mean the Stock Purchase Warrant initially issued hereunder and any Stock Purchase Warrant representing a portion of the rights under such initially issued Stock Purchase Warrant.

         Section 2. Additional Agreements of the Company. The Company hereby agrees as follows:

         2A. Registration Rights Agreement. At or prior to the Closing Time, the Company shall enter into a registration rights agreement in form and substance as set forth in Exhibit B attached hereto (the "Registration Rights Agreement").

         2B. Securities Law Compliance. At or prior to the Closing Time, the Company shall make all filings under all applicable federal and state securities laws necessary to consummate the issuance of the Warrant pursuant to this Agreement in compliance with such laws.

         2C. Opinions of the Company's Counsel. At or prior to the Closing
Time, the Company shall cause to be delivered to Investor opinions from Piper & Marbury, L.L.P. and Cadwalader, Wickersham & Taft, counsel for the Company, with respect to the respective matters set forth in Exhibit C attached hereto, which shall be addressed to Investor, dated the date of the Closing Time and in form and substance satisfactory to Investor.

         2D. Issuance Documents. At or prior to the Closing Time, the Company shall deliver to Investor all of the following documents:

                  (i) an Officer's Certificate, dated the date of the Closing Time, stating that the Company has fully complied with the agreements specified in Section 1 and paragraphs 2A through 2F, inclusive;

                  (ii) certified copies of the resolutions duly adopted by the Company's board of directors (A) authorizing the execution, delivery and performance of this Agreement, the Registration Rights Agreement and each of the other agreements contemplated hereby and (B) authorizing the issuance of the Warrant, the reservation for issuance upon exercise of the Warrant of an aggregate of 299,999 shares of Common Stock and the consummation of all other transactions contemplated by this Agreement;

                  (iii) certified copies of the Company's Articles of Incorporation (the "Charter") and the Company's Bylaws (the "Bylaws"), each as in effect at the Closing Time;

                  (iv) copies of all third party and governmental consents, approvals and filings required in connection with the consummation of the transactions hereunder (including, without limitation, all blue sky law filings and waivers of all preemptive rights and rights of first refusal); and

                  (v) such other documents relating to the transactions contemplated by this Agreement as Investor or its special counsel may reasonably request.

         2E. Proceedings. At or prior to the Closing Time, the Company shall take all corporate and other proceedings required to be taken by the Company in connection with the transactions contemplated hereby, and all documents incident thereto shall be satisfactory in form and substance to Investor and its special counsel.

         2F. Expenses . At the Closing Time, the Company shall reimburse Investor for the fees and expenses of its counsel as provided in paragraph 7A hereof.

         Section 3. Covenants.

         3A. Information. The Company shall deliver to Investor (so long as Investor holds the lesser of 25,000 shares or 25% of the Underlying Common Stock) and to each holder of at least 25% of the Underlying Common Stock:

                  (i) within five days after transmission thereof, copies of all financial statements, proxy statements, reports and any other general written communications which the Company sends to its stockholders and copies of all press releases and other statements made available generally by the Company to the public concerning material developments in the Company's and its Subsidiaries' businesses; and

                  (ii) with reasonable promptness, such other information and financial data concerning the Company and its Subsidiaries as any Person entitled to receive information under this paragraph 3A may reasonably request.

For purposes of this Agreement and the Registration Rights Agreement, all holdings of Underlying Common Stock by Persons who are Affiliates of each other shall be aggregated for purposes of meeting any threshold tests under this Agreement and Registration Rights Agreement.

         3B. Inspection. The Company shall permit Investor and any representative designated by Investor (so long as Investor holds the lesser of 25,000 shares or 25% of the Underlying Common Stock) or any holder of at least 25% of the Underlying Common Stock and any representative designated by any such holder to (i) visit and inspect any of the properties of the Company and its Subsidiaries and (ii) examine the corporate and financial records of the Company and its Subsidiaries and make copies thereof, in each such case to the same extent as stockholders of the Company are so permitted under the applicable provisions of the Corporations Code.

         3C. Compliance with Agreements and Resolutions. The Company shall perform and observe (i) all of its obligations to each holder of the Underlying Common Stock set forth in the Charter or the Bylaws, (ii) all of its obligations to each holder of a Warrant set forth therein and (iii) all of its obligations to each holder of Registrable Securities set forth in the Registration Rights Agreement.

         3D. Current Public Information. The Company shall file all reports required to be filed by it under the Securities Act and the Securities Exchange Act and the rules and regulations adopted by the Securities and Exchange Commission thereunder and shall take such further action as any holder or holders of Restricted Securities may reasonably request, all to the extent required to enable such holders to sell Restricted Securities pursuant to (i) Rule 144 adopted by the Securities and Exchange Commission under the Securities Act (as such rule may be amended from time to time) or any similar rule or regulation hereafter adopted by the Securities and Exchange Commission or (ii) a registration statement on Form S-11 or S-3 or any similar registration form hereafter adopted by the Securities and Exchange Commission. Upon request, the Company shall deliver to any holder of Restricted Securities a written statement as to whether it has complied with such requirements.

         3E. Reservation of Common Stock. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of issuance upon the exercise of the Warrant(s), such number of shares of Common Stock issuable upon the exercise of all outstanding Warrants. All shares of Common Stock which are so issuable shall, when issued, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges. The Company shall take all such actions as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which shares of Common Stock may be listed (except for official notice of issuance which shall be immediately transmitted by the Company upon issuance).

         3F. Repricing of Excluded Warrants. The Company shall not adjust the exercise price of the Excluded Warrants, other than pursuant to Section 8 of the Warrant Agreement dated as of September 19, 1997 between the Company and State Street Bank and Trust Company as Warrant Agent or Section 8 of the Representatives Warrant Agreement dated as of September 19, 1997 between the Company and State Street Bank and Trust Company as Warrant Agent.

         3G. Cooperation. In addition to any other agreements or covenants of the Company hereunder or under the Warrant or the Registration Rights Agreement, the Company shall take all appropriate action in connection with any transfer or proposed transfer of the Warrant (or any portion thereof) or any Underlying Common Stock as Investor, the Investor Entities and any successors or assigns of Investor or the Investor Entities may reasonably request.

         Section 4. Transfer of Restricted Securities.

         4A. General Provisions. Restricted Securities are transferable only pursuant to (i) public offerings registered under the Securities Act, (ii) Rule 144 or Rule 144A of the Securities and Exchange Commission (or any similar rule or rules then in force) if such rule is available and (iii) subject to the conditions specified in paragraph 4B below, any other legally available means of transfer.

         4B. Opinion Delivery. In connection with the transfer of any Restricted Securities (other than a transfer described in paragraph 4A(i) or (ii) above), the holder thereof shall deliver written notice to the Company describing in reasonable detail the transfer or proposed transfer, together with an opinion of counsel which (to the Company's reasonable satisfaction) is knowledgeable in securities law matters to the effect that such transfer of Restricted Securities may be effected without registration of such Restricted Securities under the Securities Act. In addition, if the holder of the Restricted Securities delivers to the Company an opinion of counsel that no subsequent transfer of such Restricted Securities shall require registration under the Securities Act, the Company shall promptly upon such contemplated transfer deliver new certificates for such Restricted Securities which do not bear the Securities Act legend set forth in paragraph 7C. If the Company is not required to deliver new certificates for such Restricted Securities not bearing such legend, the holder thereof shall not transfer the same until the prospective transferee has confirmed to the Company in writing its agreement to be bound by the conditions contained in this paragraph and paragraph 7C.

         4C. Rule 144A. Upon the request of Investor, the Company shall promptly supply to Investor or its prospective transferees all information regarding the Company required to be delivered in connection with a transfer pursuant to Rule 144A of the Securities and Exchange Commission.

         4D. Legend Removal. If any Restricted Securities become eligible for sale pursuant to Rule 144(k), the Company shall, upon the request of the holder of such Restricted Securities, remove the legend set forth in paragraph 7C from the certificates for such Restricted Securities.

         Section 5. Representations and Warranties of the Company . The Company hereby represents and warrants as follows:

         5A. Organization and Corporate Power. The Company is a corporation duly organized, validly existing and in good standing under the laws of Maryland and is qualified to do business in every jurisdiction in which its ownership of property or conduct of business requires it to qualify, except where failure to so qualify would not be reasonably expected to have a material adverse effect on its business or financial condition. The Company possesses all requisite corporate power and authority and all material licenses, permits and authorizations necessary to own and operate its properties, to carry on its businesses as now conducted and presently proposed to be conducted, except where the lack of such licenses, permits and authorizations would not be reasonably expected to have a material adverse effect on its properties, business or financial condition, and to carry out the transactions contemplated by this Agreement. The copies of the Charter and the Bylaws which have been furnished to Investor's special counsel reflect all amendments made thereto at any time prior to the date of this Agreement and are correct and complete.

         5B. Capital Stock and Related Matters.

                  (i) As of November 10, 1998, the authorized capital stock of the Company consisted of (a) 10,000,000 shares of Preferred Stock (none of which were issued and outstanding) and (b) 90,000,000 shares of Common Stock, of which 6,321,899 shares were issued and outstanding. As of November 10, 1998, neither the Company nor any of its Subsidiaries had outstanding any stock or securities convertible or exchangeable for any shares of the Company's capital stock or containing any profit participation features, nor did it have outstanding any rights or options to subscribe for or to purchase the Company's capital stock or any stock or securities convertible into or exchangeable for the Company's capital stock or any stock appreciation rights or phantom stock plans, except as set forth on the attached "November 10 Capitalization Schedule." The November 10 Capitalization Schedule accurately sets forth the following information with respect to all outstanding options and rights to acquire the Company's capital stock (both before and after giving effect to the issuance of this Warrant): the holder, the number of shares covered, the exercise price and the expiration date. As of November 10, 1998, neither the Company nor any of its Subsidiaries was subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of the Company's capital stock or any warrants, options or other rights to acquire the Company's capital stock, except as set forth on the November 10 Capitalization Schedule. As of November 10, 1998, all of the outstanding shares of the Company's capital stock were validly issued, fully paid and nonassessable.

                  (ii) As of the Closing Time and immediately thereafter, the authorized capital stock of the Company shall consist of (a) 10,000,000 shares of Preferred Stock (none of which shall be issued and outstanding) and (b) 90,000,000 shares of Common Stock, of which 6,126,899 shares shall be issued and outstanding, and 299,999 shares shall be reserved for issuance upon exercise of the Warrant. As of the Closing Time, neither the Company nor any of its Subsidiaries shall have outstanding any stock or securities convertible or exchangeable for any shares of the Company's capital stock or containing any profit participation features, nor shall it have outstanding any rights or options to subscribe for or to purchase the Company's capital stock or any stock or securities convertible into or exchangeable for the Company's capital stock or any stock appreciation rights or phantom stock plans, except for the Warrants and except as set forth on the attached "Closing Time Capitalization Schedule." The Closing Time Capitalization Schedule accurately sets forth the following information with respect to all outstanding options and rights to acquire the Company's capital stock: the holder, the number of shares covered, the exercise price and the expiration date. As of the Closing Time, neither the Company nor any of its Subsidiaries shall be subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of the Company's capital stock or any warrants, options or other rights to acquire the Company's capital stock, except as set forth on the Closing Time Capitalization Schedule. As of the Closing Time, all of the outstanding shares of the Company's capital stock shall be validly issued, fully paid and nonassessable.

                  (iii) There are no statutory or contractual stockholders preemptive rights or rights of refusal with respect to the issuance of the Warrants hereunder or the issuance of the Common Stock upon exercise of the Warrants or any other issuance of Common Stock (or options, warrants or rights to acquire any shares of Common Stock). The Company has not violated any applicable federal or state securities laws in connection with the offer, sale or issuance of its capital stock, and the offer, sale and issuance of the Warrants hereunder do not require registration under the Securities Act or any applicable state securities laws. There are no agreements between the Company and its stockholders with respect to the registration of shares of the Company's stock under the Securities Act (other than any agreements under which no further registrations of shares are required), except for the Principals' Registration Rights Agreement. To the best of the Company's knowledge, there are no agreements between the Company's stockholders with respect to the voting or transfer of the Company's capital stock or with respect to any other aspect of the Company's affairs.

         5C. Authorization; No Breach. The execution, delivery and performance of this Agreement, the Registration Rights Agreement, the Warrant and all other agreements and instruments contemplated hereby to which the Company is a party have been duly authorized by the Company. This Agreement, the Registration Rights Agreement, the Warrant and all other agreements and instruments contemplated hereby to which the Company is a party each constitutes a valid and binding obligation of the Company, enforceable in accordance with its terms. The execution and delivery by the Company of this Agreement, the Registration Rights Agreement, the Warrant and all other agreements and instruments contemplated hereby to which the Company is a party, the offering, sale and issuance of the Warrant hereunder, the issuance of the Common Stock upon exercise of the Warrant(s) and the fulfillment of and compliance with the respective terms hereof and thereof by the Company, do not and shall not (i) conflict with or result in a breach of the terms, conditions or provisions of, (ii) constitute a default under, (iii) result in the creation of any lien, security interest, charge or encumbrance upon the Company's or any Subsidiary's capital stock or assets pursuant to, (iv) give any third party the right to modify, terminate or accelerate any obligation under, (v) result in a violation of, or (vi) require any authorization, consent, approval, exemption or other action by or notice or declaration to, or filing with, any court or administrative or governmental body or agency pursuant to, the charter or bylaws of the Company or any of its Subsidiaries, or any law, statute, rule or regulation to which the Company or any of its Subsidiaries is subject, or any agreement, instrument, order, judgment or decree to which the Company or any of its Subsidiaries is subject.

         5D. Brokerage. There are no claims for brokerage commissions, finders' fees or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement binding upon the Company or any of its Subsidiaries. The Company shall pay, and hold Investor harmless against, any liability, loss or expense (including, without limitation, reasonable attorneys' fees and out-of-pocket expenses) arising in connection with any such claim.

         5E. Governmental Consent, etc. No permit, consent, approval or authorization of, or declaration to or filing with, any governmental authority is required in connection with the execution, delivery and performance by the Company of this Agreement or the other agreements contemplated hereby, or the consummation by the Company of any other transactions contemplated hereby or thereby, except as expressly contemplated herein or in the exhibits hereto.

         5F. Closing Time. The representations and warranties of the Company contained in this Section 5 and elsewhere in this Agreement and all information contained in any exhibit, schedule or attachment hereto or in any certificate or other writing delivered by, or on behalf of, the Company to Investor shall be true and correct in all material respects on the date of the Closing Time as though then made, except as affected by the transactions expressly contemplated by this Agreement.

         5G. Reports Filed with the Securities and Exchange Commission. The Company has furnished Investor with complete and accurate copies of its annual report on Form 10-K for its most recent fiscal year, all other reports or documents required to be filed by the Company pursuant to Section 13(a) or 15(d) of the Securities Exchange Act since the end of its most recent fiscal year and its most recent annual report to its stockholders. Such reports and filings do not contain any untrue statement of a material fact and do not omit to state any material fact necessary in order to make the statements set forth therein, in light of the circumstances under which they were made, not misleading. The Company has advised Investor, however, that the SEC has requested that amendments be made to the Company's 1997 Form 10-K and its 1998 third quarter Form 10-Q and the Company filed draft amendments in this regard with the SEC on March 5, 1999.

         5H. Knowledge. As used in this Section 5, the terms "knowledge" or "aware" shall mean and include the actual knowledge or awareness of the Company's Chairman, President and Chief Executive Officer, John A. Burchett, its Chief Financial Officer, Ralph F. Laughlin, and its Managing Directors Joyce S. Mizerak, Irma N. Tavares and George J. Ostendorf.

         Section 6. Definitions.

         6A. Definitions. For the purposes of this Agreement, the following terms have the meanings set forth below:

                  "Affiliate" of any particular Person means any other Person controlling, controlled by or under common control with such particular Person, where "control" means the possession, directly or indirectly, of the power to direct the management and policies of a Person whether through the ownership of voting securities, contract or otherwise.

                  "Excluded Warrants" means the 5,917,878 outstanding warrants issued in connection with the Company's September 1997 initial public offering, each of which allows for the purchase of one share of Common Stock at a price of $15.00 per share and expires in September 2000.

                  "Officer's Certificate" means a certificate signed by the Company's president or its chief financial officer, stating that (i) the officer signing such certificate has made or has caused to be made such investigations as are necessary in order to permit him to verify the accuracy of the information set forth in such certificate and (ii) to such officer's knowledge, such certificate does not misstate any material fact and does not omit to state any fact necessary to make the certificate not misleading.

                  "Person" means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

                  "Principals" means John A. Burchett, Joyce S. Mizerak, Irma N. Tavares and George J. Ostendorf.

                  "Restricted Securities" means (i) the Warrant issued hereunder and any Warrants representing portions of the rights under the Warrant issued hereunder, (ii) the Common Stock issued upon exercise of the Warrant(s) and
(iii) any securities issued with respect to the securities referred to in clauses (i) or (ii) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Restricted Securities, such securities shall cease to be Restricted Securities when they have (a) been effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, (b) been distributed to the public through a broker, dealer or market maker pursuant to Rule 144 (or any similar provision then in force) under the Securities Act or become eligible for sale pursuant to Rule 144(k) (or any similar provision then in force) under the Securities Act or (c) been otherwise transferred and new certificates for them not bearing the Securities Act legend set forth in paragraph 7C have been delivered by the Company in accordance with Section 4. Whenever any particular securities cease to be Restricted Securities, the holder thereof shall be entitled to receive from the Company, without expense, new securities of like tenor not bearing a Securities Act legend of the character set forth in paragraph 7C.

                  "Securities Act" means the Securities Act of 1933, as amended, or any similar federal law then in force.

                  "Securities and Exchange Commission" includes any governmental body or agency succeeding to the functions thereof.

                  "Securities Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar federal law then in force.

                  "Subsidiary" means, with respect to any Person, any corporation, limited liability company, partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a limited liability company, partnership, association or other business entity, a majority of the partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association or other business entity if such Person or Persons shall be allocated a majority of limited liability company, partnership, association or other business entity gains or losses or shall be or control any managing director or general partner of such limited liability company, partnership, association or other business entity.

                  "Underlying Common Stock" means (i) the Common Stock issued or issuable upon exercise of any Warrant and (ii) any Common Stock issued or issuable with respect to the securities referred to in clause (i) above by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. For purposes of this Agreement, any Person who holds a Warrant shall be deemed to be the holder of the Underlying Common Stock obtainable upon exercise of such Warrant in connection with the transfer thereof or otherwise regardless of any restriction or limitation on the exercise of such Warrant, such Underlying Common Stock shall be deemed to be in existence, and such Person shall be entitled to exercise the rights of a holder of Underlying Common Stock hereunder. As to any particular shares of Underlying Common Stock, such shares shall cease to be Underlying Common Stock when they have been (a) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, (b) distributed to the public through a broker, dealer or market maker pursuant to Rule 144 under the Securities Act (or any similar provision then in force) or (c) repurchased by the Company or any of its Subsidiaries thereof.

                  Section 7. Miscellaneous.

                  7A. Expenses. The Company shall pay, and hold each of Investor, the Investor Entities and all other holders of Warrants and Underlying Common Stock harmless against liability for the payment of, (i) the fees and expenses of their counsel arising in connection with the negotiation and execution of this Agreement, the Warrant and the agreements and instruments contemplated hereby and the consummation of the transactions contemplated hereby which shall be payable at the Closing Time or, if not then paid, upon demand, subject to the $50,000 ceiling set forth in the Letter Agreement, (ii) the fees and expenses incurred with respect to any amendments or waivers (whether or not the same become effective) under or in respect of this Agreement, the Warrant(s) and the agreements and instruments contemplated hereby, (iii) stamp and other taxes which may be payable in respect of the execution and delivery of this Agreement or the issuance, delivery or acquisition of any

Warrant or any shares of Common Stock issuable exercise of the Warrant(s), (iv) the fees and expenses incurred with respect to the enforcement of the rights granted under this Agreement, the Warrants, the agreements or instruments contemplated hereby and the Charter and (v) the fees and expenses incurred by each such Person in any filing with any governmental agency with respect to its investment in the Company or in any other filing with any governmental agency with respect to the Company which mentions such Person.


         7B. Remedies. Each holder of Underlying Common Stock shall have all rights and remedies set forth in this Agreement, the Warrants and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.

         7C. Investment Representations. Investor hereby represents that it is acquiring the Restricted Securities purchased hereunder or acquired pursuant hereto for its own account with the present intention of holding such securities for purposes of investment, and that it has no intention of selling such securities in a public distribution in violation of the federal securities laws or any applicable state securities laws; provided that nothing contained herein shall prevent Investor and subsequent holders of Restricted Securities from transferring such securities in compliance with the provisions of Section 4 hereof. Each certificate or instrument representing Restricted Securities shall be imprinted with a legend in substantially the following form:


                           "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended. The transfer of the securities represented by this certificate is subject to the conditions specified in the Warrant Agreement, dated as of April ___, 1999, and as amended and modified from time to time, between the issuer (the "Company") and the initial holder hereof, and the Company reserves the right to refuse the transfer of such securities until such conditions have been fulfilled with respect to such transfer. A copy of such conditions shall be furnished by the Company to the holder hereof upon written request and without charge."


         7D. Consent to Amendments. Except as otherwise expressly provided herein, the provisions of this Agreement may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the holders of a majority of the Underlying Common Stock. No other course of dealing between the Company and the holder of any Warrant or Underlying Common Stock or any delay in exercising any rights hereunder or under the Warrant(s) or the Charter shall operate as a waiver of any rights of any such holders. For purposes of this Agreement, Warrants or Underlying Common Stock held by the Company or any Subsidiaries shall not be deemed to be outstanding. If the Company pays any consideration to any holder of Underlying Common Stock for such holder's consent to any amendment, modification or waiver hereunder, the Company shall also pay each other holder granting its consent hereunder equivalent consideration computed on a pro rata basis.

         7E. Survival of Representations and Warranties. All representations and warranties contained herein or made in writing by any party in connection herewith shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, regardless of any investigation made by Investor or on its behalf.

         7F. Successors and Assigns. Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, and whether or not any express assignment has been made, the provisions of this Agreement which are for Investor's benefit as a holder of the Warrant(s) or Underlying Common Stock are also for the benefit of, and enforceable by, any subsequent holder of any such Warrant or Underlying Common Stock.

         7G. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

         7H. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

         7I. Descriptive Headings; Interpretation. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a substantive part of this Agreement. The use of the word "including" in this Agreement shall be by way of example rather than by limitation.

         7J. Governing Law. The corporate law of the State of Maryland shall govern all issues and questions concerning the relative rights and obligations of the Company and its stockholders. All other issues and questions concerning the construction, validity, enforcement and interpretation of this Agreement and the exhibits and schedules hereto shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

         7K. Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing, shall be delivered personally, sent by reputable overnight courier service (charges prepaid) or sent by registered or certified mail, return receipt requested, postage prepaid, and shall be deemed to have been given when personally delivered, the first business day after being sent by reputable overnight courier service or the fifth business day after being deposited in the U.S. Mail (i) to the Company, at its principal executive offices and (ii) to Investor at the address indicated below:

                  Residential Funding Corporation
                  8400 Normandale Lake Boulevard
                  Bloomington, MN  55437
                  Attention:  Kevin Miller

                  with copies to:

                  GMAC Mortgage Group, Inc.
                  c/o General Motors Corporation Legal Staff
                  3031 West Grand Boulevard
                  Detroit, MI  48202
                  Attention:  General Counsel

                  and

                  Residential Funding Corporation
                  8400 Normandale Lake Boulevard
                  Bloomington, MN  55437
                  Attention:  Office of the General Counsel

or to such other address or to the attention of such other person as the recipient party (including any successors or assigns of the Company or Investor) has specified by prior written notice to the sending party.

         7L. No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

         7M. Indemnification. In consideration of Investor's execution and delivery of this Agreement hereunder and in addition to all of the Company's other obligations under this Agreement, the Company shall defend, protect, indemnify and hold harmless each of Investor and each other holder of Warrants and Underlying Common Stock, and all of their officers, directors, employees and agents (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "Indemnitees") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, and liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), including reasonable attorneys' fees (including, but not limited to, allocated costs of internal counsel) and disbursements (the "Indemnified Liabilities"), incurred by the Indemnitees or any of them as a result of, or arising out of, or relating to, directly or indirectly (including in connection with any other transaction or event), the execution, delivery, performance or enforcement of this Agreement, the Letter Agreement (to the extent a result of, arising out of, or relating to Section 9 thereof), the Warrant and any other instrument, document or agreement executed pursuant hereto or in connection herewith, the acquisition or exercise of the Warrant (or any portion thereof), the ownership of the Warrant or the Underlying Common Stock. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

                                   * * * * * *

                  IN WITNESS WHEREOF, the parties hereto have executed this Warrant Agreement on the date first written above.


                                HANOVER CAPITAL MORTGAGE
                                    HOLDINGS, INC.



                                By:     _________________________________


                                Name:   _________________________________


                                Its:    _________________________________



                                RESIDENTIAL FUNDING CORPORATION


                                By:     _________________________________


                                Name:   _________________________________


                                Its:    _________________________________

                                LIST OF EXHIBITS


Exhibit A  Form of Warrant
Exhibit B  Registration Rights Agreement
Exhibit C  Opinions of Counsel

                          LIST OF DISCLOSURE SCHEDULES


November 10 Capitalization Schedule
Closing Time Capitalization Schedule